SCHEDULE 14A INFORMATION

ProxyStatement Pursuant to Section 14(a) of the Securities  Exchange Act of 1934
     (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted b
 Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

    The Gabelli Equity Trust Inc.
                                                    . . . . . . .
    (Name of Registrant as Specified In Its Charter)
                                             . . . . . . . . . .
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[   ]  Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


       4)  Date Filed:

                                            The Gabelli Equity Trust Inc.
                                                One Corporate Center
                                              Rye, New York 10580-1434
                                                   (914) 921-5070
                                                    -------------
                                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                             To Be Held on May 12, 1997
                                                    -------------


To the Shareholders of
THE GABELLI EQUITY TRUST INC.

         Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 12, 1997, at 9:30 a.m., for the following purposes:

         1.       To elect three Directors of the Equity Trust (PROPOSAL 1);

2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Equity Trust for the year ending December 31, 1997 (PROPOSAL 2);

3.   To  approve  the  revision  of      the        fundamental  investment
     restriction regarding senior securities (PROPOSAL 3(a); and


4. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 3, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                                     By Order of the Directors


                                 JAMES E. MCKEE
                                                     Secretary

    April 3    , 1997

                                        INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


  Registration                                                  Valid Signature

 Corporate Accounts
 (1)      ABC Corp...............................     ABC Corp.
 (2)      ABC Corp...............................     John Doe, Treasurer
 (3)      ABC Corp.
          c/o John Doe, Treasurer................     John Doe
 (4)      ABC Corp., Profit Sharing Plan.........     John Doe, Trustee

 Trust Accounts
 (1)      ABC Trust..............................     Jane B. Doe, Trustee
 (2)      Jane B. Doe, Trustee
          u/t/d 12/28/78.........................     Jane Doe

 Custodian or Estate Accounts
 (1)      John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA..........     John B. Smith
 (2)      John B. Smith..........................     John B. Smith, Jr.,
                                                      Executor

                                            THE GABELLI EQUITY TRUST INC.
                                           ANNUAL MEETING OF SHAREHOLDERS
                                                    May 12, 1997
                                                     ----------
                                                   PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on May 12, 1997, at 9:30 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         In addition to the solicitation of Proxies by mail, officers of the Equity Trust and officers and regular employees of Boston EquiServe, the Equity Trust's transfer agent, affiliates of Boston EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Equity Trust has retained Georgeson and Company Inc. to assist in the solicitation of Proxies for a fee estimated at $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Equity Trust's most recent annual report is available upon request, without charge, by writing the Equity Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Equity Trust at (800) 422-3554.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the election of the nominees as Directors, FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Equity Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The close of business on March 3, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 103,919,670 shares of the Equity Trust outstanding.

         To the knowledge of the management of the Equity Trust, no person owns of record or beneficially 5% or more of the shares of the Equity Trust except that, as of March 3, 1997, 84,850,083 shares were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of such shares, 21,199,157 shares, representing 20.4% of the outstanding shares of the Equity Trust, are held by The Depository Trust Company as nominee for Smith Barney Inc., representing approximately 15,170 discretionary and non-discretionary accounts.

         This Proxy  Statement is first being mailed to shareholders on or about
    April 3    , 1997.

                     PROPOSAL 1: TO ELECT THREE DIRECTORS OF THE EQUITY TRUST

         At the Meeting, the following three of the eight Directors of the Equity Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of Mr. Conn, who became a Director of the Equity Trust on May 15, 1989 and Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992.


                                                                                       Number and Percentage of
                                                                                       Shares of Capital Stock
                                          Position with the Equity Trust,                Beneficially Owned**
                                            Business Experience During                Directly or Indirectly on
Name and Business Address                     Past Five Years and Age                       March 3, 1997
-------------------------         -           ------------------------                      -------------

James P. Conn                     Director   of  the   Equity   Trust.   Managing               23,251***
One Corporate Center              Director  of   Financial   Security   Assurance
Rye, NY  10580-1434               Holdings  Ltd.since 1992;     Director of Santa
                                  Anita  Realty  Enterprises,  Inc.  since  1995;
                                  Director  of  Santa  Anita  Operating   Company
                                  since 1995;  Director of California Jockey Club
                                  since  1983;      President and Chief Executive
                                  Officer of Bay Meadows  Operating  Company from
                                  1988  through  1992.  Mr. Conn is 59 years old.
                                  (1)(2)(10)(14)

Anthony R. Pustorino              Director   of  the  Equity   Trust.   Certified                8,157***
One Corporate Center              Public  Accountant.  Professor  of  Accounting,
Rye, NY  10580-1434               Pace  University,  since 1965. Mr. Pustorino is
                                  71   years    old.    (1)(2)(3)    (4)(5)
                                      (10)(11)(13)

*Karl Otto Pohl                   Director  of the Equity  Trust.  Partner of Sal                 0
One Corporate Center              Oppenheim Jr. & Cie (private  investment bank);
Rye, NY  10580-1434               Currently  Board  Member  of  IBM  World  Trade
                                  Europe/Middle  East/Africa  Corp.;  Bertelsmann
                                  AG;      Zurich      Versicherungs-Gesellschaft
                                  (insurance);  the International  Advisory Board
                                  for JP Morgan & Co.;  Supervisory  Board Member
                                  of Royal  Dutch  (petroleum  company)  ROBECo/o
                                  Group;  Advisory  Director of Unilever N.V. and
                                  Unilever  Deutschland.  Mr.  Pohl  is 67  years
                                  old.  (1)(2)(3)(4)(5)(6)(7)(8)(9)  (10)(11)(12)
                                      (13)






         The following Directors of the Equity Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                                       Number and Percentage of
                                                                                       Shares of Capital Stock
                                          Position with the Equity Trust,                Beneficially Owned**
                                    Business Experience During Past Five Years,       Directly or Indirectly on
Name and Business Address                    Age and Date Term Expires                      March  3, 1997
-------------------------                    -------------------------                      --------------

*Mario J. Gabelli, CFA            Chairman  of the  Board  and  President  of the                 1,187,963
One Corporate Center              Equity  Trust;  Chairman  of the  Board,  Chief               (1.14%)
Rye, NY  10580-1434               Executive Officer and Chief Investment  Officer
                                  of Gabelli  Funds,  Inc.      and      of GAMCO
                                  Investors,  Inc.,  Chairman  of the  Board  and
                                  Chief     Executive     Officer     of    Lynch
                                  Corporation.           Mr. Gabelli  is 54 years
                                  old.                                     (1998)
                                  (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)   (13)


Dr. Thomas E. Bratter             Director   of  the  Equity   Trust.   Director,                8,873***
One Corporate Center              President  and Founder,  The John Dewey Academy
Rye, NY  10580-1434               (residential  college  preparatory  therapeutic
                                  high  school).  Dr.  Bratter  is 56 years  old.
                                  (1998) (10)

Felix J. Christiana               Director   of  the   Equity   Trust.   Retired;               29,913***
One Corporate Center              formerly  Senior Vice  President  of Dollar Dry
Rye, NY  10580-1434               Dock Savings Bank.  Mr.  Christiana is 71 years
                                  old.  (1998) (1)(2)(3)(4)(5)(8)(10)(13)

Bill Callaghan                    Director  of the  Equity  Trust.  President  of                1,359***
One Corporate Center              Bill Callaghan  Associates,  Ltd., an executive
Rye, NY  10580-1434               search  company.  Mr.  Callaghan  is  53  years
                                  old.  (1999) (3)(10)

    *     Salvatore J. Zizza      Director  of the Equity  Trust.  President  and               14,602***
One Corporate Center              Chief  Executive  Officer of The Lehigh  Group,
Rye, NY  10580-1434               Inc. (an electrical supply  wholesaler) and
                                  Chairman  of  the   Executive   Committee   and
                                  Director       of Binnings  Building  Products,
                                        Inc.       Mr. Zizza  is  51  years  old.
                                  (1999) (1)        (4)(10)

Directors and Officers as a                                                                    1,276,115
Group                                                                                           (1.23%)



*    "Interested  person" of the  Equity  Trust,  as  defined in the  Investment
     Company  Act of 1940,  as  amended  (the  "1940  Act").  Mr.  Gabelli is an
     "interested  person"  as a result of his  employment  as an  officer of the
     Equity Trust and its  adviser,     Gabelli  Funds,  Inc.  (the  "Investment
     Adviser")    .  Mr. Gabelli is a registered representative of an affiliated
     broker-dealer.  Mr. Pohl receives fees from     the Investment  Adviser
     but  has no  obligation  to  provide  any  services  to it.  Although  this relationship  does not  appear to  require  designation  of Mr.  Pohl as an
     "interested person," the Equity Trust has made such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.
     Mr. Zizza may be an "interested person" as a result of his association with
     Binnings  Building  Products,  Inc., an entity  controlled by GLI, Inc., an affiliate of the Investment Adviser.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
         Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.

***      Less than 1%.




(1)   Trustee of The Gabelli Asset Fund                      (8)     Director of Gabelli Global Series Funds, Inc.
(2)   Trustee of The Gabelli Growth Fund                     (9)     Director of Gabelli Gold Fund, Inc.
(3)   Director of The Gabelli Value Fund Inc.               (10)     Director of     The    Gabelli Global
      Multimedia
(4)   Director of The Gabelli Convertible Securities Fund, Inc.        Trust Inc.
(5)   Director of Gabelli Equity Series Funds, Inc.         (11)     Director of Gabelli Capital Series Funds, Inc.
(6)   Trustee of The Gabelli Money Market Funds             (12)     Director of Gabelli International Growth Fund,
      Inc.
(7)   Director of Gabelli Investor Funds, Inc.              (13)     Trustee of The Treasurer's Fund, Inc.
                                                            (14)     Trustee of the Westwood Funds


         The Equity Trust pays each Director not affiliated with the Investment Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 1996, the Equity Trust paid each unaffiliated Director a fee of $10,000 per year plus $1,000 per meeting attended, together with the Director's actual out-of-pocket expenses. The aggregate remuneration paid by the Equity Trust to such Directors during the fiscal year ended December 31, 1996, amounted to $117,681.

         During the year ended December 31, 1996, the Directors of the Equity Trust met four times, none of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R. Pustorino serve on the Equity Trust's Audit Committee and these Directors are not "interested persons" of the Equity Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Equity Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Equity Trust. During the fiscal year ended December 31, 1996, the Audit Committee met twice.

         The Directors  serving on the Equity Trust's  Nominating  Committee are
Felix J.  Christiana  (Chairman)  and Salvatore J. Zizza        . The Nominating
Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 1996. The Equity Trust does not have a standing compensation committee.

         Bruce N. Alpert, Vice President and Treasurer of the Equity Trust, Marc
S. Diagonale, Vice President of the Equity Trust, and James E. McKee, Secretary of the Equity Trust, are the only executive officers of the Equity Trust not included in the listing of Directors above. Mr. Alpert is 45 years old and has served as an officer of the Equity Trust since August 1988. He currently serves as Vice President and Chief Operating Officer of the Investment Advisory Division of the Investment Adviser and as an officer for each mutual fund managed by the Investment Adviser and Teton Advisers LLC. Mr. Diagonale is 30 years old and served as a client services representative for Gabelli & Company, Inc. from March 1993 until he became Assistant Vice President of the Equity Trust on May 9, 1994. He was appointed Vice President of the Equity Trust on February 22, 1995. Prior to 1993, Mr. Diagonale was a masters of business administration student at New York University. Mr. McKee is 33 years old and has served as Secretary of the Equity Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Investment Adviser and Teton Advisers LLC. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. From 1989 through 1992 he served as a staff attorney with the Securities and Exchange Commission in New York. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

         The  following  table  sets forth  certain  information  regarding  the
compensation  of the  Equity  Trust's  directors  and  officers.             Mr.
Diagonale is employed by the Equity Trust and is not employed by the Investment Adviser. Officers of the Equity Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust.



                                                 Compensation Table
                                         Fiscal Year Ended December 31, 1996

                                                       Aggregate        Total Compensation from the
                                                   Compensation from       Equity Trust and Fund
                            Name of Person         the Equity Trust      Complex Paid to Directors
                             and Position                                       and Officer*

                       Mario J. Gabelli                   $0                    $0
                       Chairman of the Board

                       Dr. Thomas E. Bratter            $15,500                 $20,500 (2)
                       Director

                       Bill Callaghan                   $15,500                 $34,500 (3)
                       Director

                       Felix J. Christiana              $17,500            $74,000     (11)
                       Director

                       James P. Conn                    $15,500                 $36,500 (5)
                       Director

                       Karl Otto Pohl                   $14,500            $77,750     (16)
                       Director

                       Anthony R. Pustorino             $17,500             $84,500     (9)
                       Director

                       Salvatore J. Zizza               $15,500                 $42,500 (5)
                       Director

                       Marc S. Diagonale               $125,000                 $125,000 (1)
                       Vice President

---------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 by investment companies (including the Equity Trust) from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.


Required Vote

         In the election of Directors of the Equity Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the three positions.

         THE  BOARD  OF  DIRECTORS,   INCLUDING  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THREE DIRECTORS OF THE EQUITY TRUST.

PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE  WATERHOUSE LLP AS THE  INDEPENDENT
     ACCOUNTANTS OF THE EQUITY TRUST FOR
                                                   THE YEAR ENDING
                                                  DECEMBER 31, 1997

         Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Equity Trust to serve as independent accountants for the Equity Trust's fiscal year ending December 31, 1997. Price Waterhouse LLP has advised the Equity Trust that it is independent with respect to the Equity Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").

         Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Equity Trust represented at the Meeting if a quorum is present.

         THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST FOR THE YEAR ENDING DECEMBER 31, 1997.

PROPOSAL  3:   AMENDMENT   TO  THE   EQUITY   TRUST'S   FUNDAMENTAL   INVESTMENT
     RESTRICTION    REGARDING THE ISSUANCE OF SENIOR SECURITIES



         The Equity Trust has adopted  investment  restrictions  that govern its
operations generally.      Fundamental      investment restrictions          may
not be changed without a vote of the  outstanding  shares of the Equity Trust
    .

             The proposed changes to the investment restrictions are designed to provide the Equity Trust with greater investment flexibility, to promote operational efficiencies and facilitate monitoring of compliance and to provide greater opportunities to enhance performance for the common shareholders of the
Equity  Trust.        Shareholders  should  note  that             the  proposed
fundamental  investment  restrictions  are  stated  in terms  of "to the  extent permitted by applicable  law."  Applicable  law can change from time to time and
may become more or less  restrictive as a result.  The  restriction     has
been drafted in this manner so that future changes in the law would not require the Equity Trust to seek shareholder approval to amend the restriction
to conform          to applicable law then in effect.



         The Equity Trust currently is prohibited from issuing senior securities but is allowed to mortgage or pledge securities in connection with permissible borrowings. The current restriction reads as follows: "The Fund may not issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owns or holds except as may be necessary in connection with borrowings mentioned . .
 . above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the total assets of the Fund taken at the lesser of cost or market value and except that collateral arrangements with respect to the writing of options or any other hedging activity shall not be deemed a pledge of assets or the issuance of a senior security." The proposed restriction instead substitutes a limitation on the issuance of senior securities based upon applicable law, as follows: "The Fund may not issue senior securities, except to the extent permitted by applicable law." The purpose of the proposed amendment is to ensure that the Equity Trust's policy concerning senior securities affords it the maximum ability to adapt to economic, market and regulatory conditions as they arise.

         Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is considered generally to be an obligation of the Equity Trust that has a claim to the assets or earnings of the Equity Trust that takes priority over the claims of holders of common stock of the Equity Trust. The 1940 Act generally prohibits closed-end investment companies such as the Equity Trust from issuing senior securities unless certain asset coverage tests and other restrictions are satisfied.

         The proposed amendment would enable the Equity Trust to issue preferred stock whose holders would have priority over holders of the Equity Trust's common shares as to distribution of assets or payment of dividends
    . The Board of Directors has considerred certain preliminary matters relating to a possible offering of preferred stock. If this proposal is approved, the Board of Directors intends to consider more fully the issuance of preferred stock, including the preferences, rights, powers
and  restrictions       thereof.  If  a  preferred  offering  is  approved,  the
Investment Adviser does not intend to receive a management fee on the incremental assets until the total return of the Equity Trust exceeds the coupon rate of the preferred stock.

         A  leveraged  capital  structure  creates  certain  special  risks  and benefits not associated with unleveraged funds having similar investment objectives and policies. If the Equity Trust were to issue preferred stock
     and incur an obligation to pay dividends         , any investment income or
gains  earned  from  the  capital  contributed  by the  purchase  of the  senior
securities  which is in excess of the           dividends due thereon will cause
the net asset value of the Equity Trust's shares to increase to a greater extent than would otherwise be the case. Conversely, if the investment performance of the capital contributed by the purchasers of the senior securities fails to
cover the          dividends on such capital,  the net asset value of the Equity
Trust would decrease to a greater extent than would otherwise be the case, and dividends on the shares from earnings may be reduced or eliminated. A leveraged capital structure may be implemented only if the Board of Directors of the Equity Trust determines in light of all relevant circumstances that to do so would be in the best interests of the Equity Trust and its shareholders.



Required Vote

         The proposed change to the Equity Trust's fundamental investment restriction as set forth in proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Equity Trust which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares present at a meeting of its shareholders if a quorum is present or (b) more than 50% of the outstanding shares of the Equity Trust.

         THE  BOARD OF  DIRECTORS,  INCLUDING  THE  "NON-INTERESTED"  DIRECTORS,
RECOMMENDS  A VOTE  "FOR"          THE  PROPOSAL  TO AMEND           THE  EQUITY
TRUST'S FUNDAMENTAL  INVESTMENT  RESTRICTION     REGARDING THE ISSUANCE OF SENOR
SECURITIES    .

The Investment Adviser and Administrator

Gabelli Funds,  Inc. acts as investment  adviser and administrator to the Equity
     Trust. The business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act and Section 30(f) of the 1940 Act and the rules thereunder require the Equity Trust's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who own more than ten percent of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Equity Trust believes that during 1996, such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) provides that the three candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Equity Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded. The consideration of
the amendment          of     the      fundamental  investment  restriction
regarding the issuance of senior  securities      (Proposal  3        ) requires
approval of a 1940 Act majority; therefore, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 1997.

                                      OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                                                SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 1998, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that
meeting no later than December     4    , 1997.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[x]      PLEASE MARK VOTES AS IN THIS EXAMPLE

THE GABELLI EQUITY TRUST INC.

1.) To elect three Directors of Equity Trust.
                                         With-      For All
                                     For  hold       Except
                                     [ )    [ ]       [ ]

     James P. Conn, Anthony R. Pustorino, Karl Otto Pohl

NOTE:If you do not wish your shares voted "FOR" a particular regarding borrowing nominee, mark the "For All Except" box and strike through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                     For  Against    Abstain
2.)  To ratify the selection of
     Price Waterhouse LLP as the
     independent accountants of      ( )     [ ]       [ ]
     the Equity Trust for the year
     ending December 31, 1997.

3.)  TO approve the revision of the
     fundamental investment restriction
     regarding senior securities     (  )    (  )      (  )

4.) To consider and vote upon such other matters as may come before said Meeting or any adjournment thereof.




         RECORD DATE SHARES:



Please be sure to sign and date this Proxy.  Date

Mark box at right if an address change or comments have been noted on the reverse side of this card. [ ]



Shareholder sign here      Co-owner sign here.

THE  GABELLI  EQUITY  TRUST  INC.
 This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on May 12, 1997 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposals 2 and 3.
Please refer to the Proxy Statement for a discussion of the proposals.

                 PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS  YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?